SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): August 30, 2002





                            UGLY DUCKLING CORPORATION
             (Exact Name of Registrant as Specified in its Charter)




         Delaware                        000-20841                86-0721358
(State or other jurisdiction of   (Commission File Number)     (I.R.S Employer
incorporation or organization)                               Identification No.)


                           4020 E. Indian School Road
                             Phoenix, Arizona 85018
               (Address of Principal Executive Offices) (Zip Code)



                                 (602) 852-6600
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS

                  UGLY DUCKLING ANNOUNCES CHANGE TO DRIVETIME(TM)
                        AND INTRODUCTION OF 0% FINANCING


PHOENIX - August 28, 2002 - Ugly Duckling Corporation, the largest used car dealership chain in the country focused exclusively on the sub-prime market, today announced that effective September 1, 2002, it is changing its name to DriveTime. The name change reflects the Company's new direction and a change in the way it does business. DriveTime will be positioned to be the auto dealership and finance company of choice for people with less than perfect credit by providing innovative credit solutions, quality vehicles and outstanding customer service.


ITEM 7.  EXHIBITS

99.1 Press Release dated August 29, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   UGLY DUCKLING CORPORATION


Date: August 30, 2002                          By: ____________________________
                                                   Jon D. Ehlinger
                                                   General Counsel and Secretary